RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

BANK OF AMERICA, N.A.
55 South Lake Avenue
Suite 900
Pasadena, CA  91101
Attn:  Regional Manager



                        THIS MORTGAGE IS SECURITY FOR THE
                              SUM OF $2,000,000.00

                      THIS DOCUMENT TO BE RECORDED BOTH AS
                          A MORTGAGE AND FIXTURE FILING

                 THIS DOCUMENT SECURES OBLIGATIONS WHICH CONTAIN
                   PROVISIONS FOR A VARIABLE RATE OF INTEREST



THE STATE OF KANSAS       )
                          )
COUNTY OF FRANKLIN        )


                  MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT and FIXTURE FILING made this ____ day of _____________, 2000, between EFTC CORPORATION, a Colorado corporation("Mortgagor"), having an office at 9351 Grant Street, 6th Floor, Denver, Colorado 80229, as mortgagor, and BANK OF AMERICA, N.A., having an office at 55 South Lake Avenue, Suite 900, Pasadena, CA 91101, Attn: Regional Manager, as Agent for and on behalf of lender parties signatory to the Loan Agreement (as defined herein) (Bank of America, N.A, or any successor agent appointed pursuant to the terms of Article 14 of the Loan Agreement, is hereinafter referred to as "Mortgagee").

                                   WITNESSETH

                  THIS MORTGAGE CONSTITUTES A FIXTURE FILING UNDER SECTION 84-9-313 OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF KANSAS. TO THE EXTENT THE GOODS ARE FIXTURES UNDER THE LAWS OF THE STATE OF KANSAS, THE FIXTURES ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN THE COUNTY OF FRANKLIN, STATE OF KANSAS, MORE PARTICULARLY DESCRIBED ON EXHIBIT A ATTACHED HERETO, COMMONLY KNOWN BY THE STREET ADDRESS:
________________________________________________. THE NAME OF THE RECORD OWNER
OF THE REAL PROPERTY IS EFTC CORPORATION.

                  WHEREAS, Mortgagor is the owner of the premises described in Exhibit A attached hereto and made a part hereof; and

                  NOW, WITNESSETH, that Mortgagor, for the purpose of securing
(a) the payment of all indebtedness and obligations arising under that certain Loan and Security Agreement, dated as of March 30, 2000 ("Loan Agreement") by and among Mortgagor and RM Electronics, Inc., a New Hampshire corporation (d/b/a Personal Electronics) (collectively, "Borrowers") and Mortgagee (including without limitation, those contained in Section 15 therein) and all modifications, extensions and/or renewals thereof, (b) the payment and performance of all indebtedness and obligations of Mortgagor arising under this Mortgage and other documents executed by Mortgagor in connection herewith, and
(c) payment of any money advanced by Mortgagee to Mortgagor, or its successors, with interest thereon, evidenced by any notes (indicating that they are so secured) executed by Mortgagor or its successor(collectively, the "Obligations") and as, for and in consideration of the further sum of One Dollar ($1.00) into Mortgagor paid by Mortgagee at and before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, Mortgagor has granted, mortgaged, chattel mortgaged, warranted, bargained, sold, alienated, enfeoffed, released, conveyed and confirmed, and by these presents does grant, mortgage, warrant, chattel mortgage, bargain, sell, alienate, enfeoff, release, convey and confirm unto Mortgagee, all its estate, right, title and interest in, to and under any and all of the property located in the City of Ottawa, County of Franklin, State of Kansas, and more particularly described in Exhibit A attached hereto and made a part hereof, including all easements, rights, privileges, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim, demand, reversion or remainder whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired, including, without limitation, all and singular the ways, waters, water courses, water rights and powers, liberties, privileges, sewers, pipes, conduits, wires and other facilities furnishing utility or other services to the property (collectively, the "Land");

                  TOGETHER with all of the right, title and interest of Mortgagor in and to all buildings, structures and improvements now or hereafter erected on the Land including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever now or hereafter located on or forming part of said buildings, structures and improvements (collectively, the "Improvements"; the Land and Improvements being hereinafter collectively referred to as the "Premises");

                  TOGETHER with all of the right, title and interest of Mortgagor in and to the land lying in the bed of any street, road, highway or avenue in front of or adjoining the Premises;

                  TOGETHER with any and all award and awards heretofore made or hereafter to be made by any governmental authorities to the present and all subsequent owners of the Premises which may be made with respect to the Premises as a result of the return of excess taxes paid on the Mortgaged Property, the exercise of the right of eminent domain, the alteration of the grade of any street or any other injury to or decrease of value of the Premises, which said award or awards are hereby assigned to Mortgagee and Mortgagee, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such award or awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same as hereinafter provided; and Mortgagor hereby covenants and agrees to and with Mortgagee, upon request by Mortgagee, to make, execute and deliver, at Mortgagor's expense, any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid award or awards to Mortgagee free, clear and discharged of any and all encumbrances of any kind or nature whatsoever;

                  TOGETHER with all of the right, title and interest of Mortgagor in and to all goods, equipment, machinery, furniture, furnishings, fixtures, appliances, inventory, building materials, chattels and articles of personal property (other than personal property which is or at any time has become Hazardous Substances, as defined in the Loan Agreement), including any interest therein, now or at any time hereafter affixed to, attached to, or used in any way in connection with or to be incorporated at any time into the Premises, or placed on any part thereof whether or not attached or incorporated to the premises thereto, together with any and all replacements thereof, appertaining and adapted to the complete and compatible use, enjoyment, occupancy, operation or improvement of the Premises (collectively, the "Chattels");

                  TOGETHER with leases of the Premises or the Chattels or any part thereof now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder (whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms) and all rights to all insurance proceeds and unearned premiums arising from or relating to the Premises and all other rights and easements of Mortgagor now or hereafter existing pertaining to the use and enjoyment of the Premises and all right, title and interest of Mortgagor in and to all declarations of covenants, conditions and restrictions as may affect or otherwise relate to the Premises;

                  TOGETHER with all of the rights, interest and title of Mortgagor in and to all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Premises, and all deposits and other proceeds thereof;

                  TOGETHER with all of the rights, interest and title of Mortgagor in and to all permits, plans, licenses, specifications, subdivision rights, tentative tract maps, final tract maps, security interests, contracts, contract rights or other rights as may affect or otherwise relate to the Premises;

                  TOGETHER with all rights of Mortgagor in or to any fund, program or trust monies and any reimbursement therefrom directly or indirectly established, maintained or administered by any governmental authority or any other individual or entity which is designed to or has the effect of providing funds (whether directly or indirectly or as reimbursement) for the repair or replacement of storage tanks (whether above or below ground) located on the Premises or the remediation or cleanup of any spill, leakage or contamination from any such tank or resulting from the ownership, use or maintenance of any such tank or to compensate third parties for any personal injury or property damage;

                  TOGETHER with all rents, issues, profits, revenues, income and other benefits to which Mortgagor may now or hereafter be entitled from the Premises or the Chattels (which Premises, titles, interests, awards, Chattels, easements, rents, income, benefits, ways, waters, rights, powers, liberties, privileges, utilities, tenements, hereditaments, appurtenances, reversions, remainders, rents, issues, profits, estate, property, possession, claims and demands, are hereinafter collectively referred to as the "Mortgaged Property");

                  TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns forever.

                  THE OBLIGATIONS SECURED HEREBY SHALL NOT EXCEED AN AGGREGATE PRINCIPAL AMOUNT, AT ANY ONE TIME OUTSTANDING OF TWO MILLION AND NO/100 DOLLARS ($2,000,000), PROVIDED, THAT THE FOREGOING LIMITATION SHALL APPLY ONLY TO THE LIEN UPON THE REAL PROPERTY CREATED BY THIS MORTGAGE, AND IT SHALL NOT IN ANY MANNER LIMIT, AFFECT OR IMPAIR ANY GRANT OF A SECURITY INTEREST OR OTHER RIGHT IN FAVOR OF THE BENEFICIARY UNDER THE PROVISIONS OF THE LOAN AGREEMENT OR UNDER ANY OTHER SECURITY AGREEMENT AT ANY TIME EXECUTED BY MORTGAGOR AND/OR BORROWERS.


                                    ARTICLE I

                  And Mortgagor further covenants with Mortgagee as follows:

                  SECTION 1.01. Mortgagor has good and marketable title to an indefeasible fee estate in the Premises subject to no lien, charge, or encumbrance except for this Mortgage and such as are approved by Mortgagee; that it owns the Chattels free and clear of liens and claims except for this Mortgage; that this Mortgage is and will remain a valid and enforceable first and senior lien on the Mortgaged Property subject only to the exceptions referred to above; and that neither the entry nor the performance of and compliance with this Mortgage or the Loan Agreement has resulted or will result in any violation of, or be in conflict with, or result in the creation of any mortgage, lien, encumbrance or charge (other than those created by the execution and delivery of, or permitted by, this Mortgage or the Loan Agreement) upon any of the properties or assets of Mortgagor, or constitute a default under any mortgage, indenture, note, contract, agreement, instrument, franchise, permit, judgment, decree, order, statute, rule or regulation applicable to Mortgagor. Mortgagor has full right, power, and lawful authority and is duly authorized to convey the Mortgaged Property in the manner and form herein done or intended hereafter to be done and will preserve such title, and will forever preserve, warrant and defend the same unto Mortgagee, and will forever preserve, warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

                  SECTION 1.02. (a) Mortgagor will, at its sole cost and expense, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall from time to time reasonably require, for the purpose of better assuring, conveying, assigning, transferring, pledging, mortgaging, warranting and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, upon Mortgagee's reasonable demand, will execute and deliver, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Chattels.

                           (b)      Mortgagor will pay all filing, registration
or recording fees, all federal, state, county and municipal stamp taxes and other fees, taxes, duties, imposts, assessments including attorney's fees and all other charges incident to, arising out of or in connection with the preparation, execution, delivery and enforcement of the Loan Agreement, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

                  SECTION 1.03. Mortgagor will punctually pay the principal and interest and all other sums to become due in respect of the Loan Agreement at the time and place and in the manner specified therein, all in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts.

                  SECTION 1.04. Mortgagor will, so long as it is owner of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or partnership, as the case may be, under the laws of the state of its formation, and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Mortgagor or to the Mortgaged Property or any part thereof.

                  SECTION 1.05. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further grant, conveyance, assignment or other act by Mortgagor, shall become subject to the first and senior lien and security interest of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof with respect thereto as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Mortgage.

                  SECTION 1.06. (a) Mortgagor, from time to time when the same shall become due, will pay and discharge, or cause to be paid and discharged, all taxes and governmental charges of every kind and nature that may at any time be assessed or levied against or with respect to the indebtedness secured by, and any other amounts payable pursuant to, this Mortgage, or any part of such indebtedness or amounts, the Mortgaged Property or any part thereof including, without limiting the generality of the foregoing, real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public or governmental charges whether of a like or different nature, imposed upon or assessed or levied against Mortgagor or the Mortgaged Property or any part thereof or interest therein or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof (unless such taxes and charges are being contested in good faith by appropriate proceedings with appropriate court or regulatory agency). Mortgagor will, upon the request of Mortgagee, deliver to Mortgagee receipts evidencing the payment, before any penalties accrued thereon, of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against it, this Mortgage, or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

                           (b)      Mortgagee may, at its option, to be
exercised by ten (10) days prior written notice to Mortgagor (unless such notice is given at the time of the execution of this Mortgage), require the deposit by Mortgagor, at the time that the payment of each regular installment of interest and/or principal is required to be paid pursuant to the terms of the Loan Agreement of an additional amount sufficient to (i) discharge Mortgagor's obligations under subsection (a) hereof, and (ii) pay for premiums of insurance required to be maintained by Mortgagor pursuant to the Loan Agreement on a date which is thirty (30) days prior to the respective dates on which the same or any of them would be payable. The determination of the amount so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of the deposits shall be sufficient for this purpose, shall be made by Mortgagee in its sole discretion. Such amounts shall be held by Mortgagee without interest and applied to the payment of the items in respect to which such amounts were deposited or, at the option of Mortgagee, to the payment of said items in such order or priority as Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. All such amounts so deposited shall not be deemed to be held by Mortgagee in escrow and may be commingled with the funds of Mortgagee and applied pursuant hereto. If one (1) month prior to the due date of the aforementioned amounts the amount then on deposit therefor shall be insufficient for the payment of such item in full, Mortgagor within ten (10) days after demand shall deposit the amount of the deficiency with Mortgagee. Upon the occurrence and during the continuance of an Event of Default, Mortgagee shall be entitled to apply all sums held by Mortgagee pursuant to this Section to the payment of the indebtedness secured hereby, in such order as Mortgagee shall elect. Nothing herein contained shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule or law to pay any such amount to the extent the sums deposited by Mortgagor are not sufficient therefor.

                           (c)      Mortgagor will pay from time to time when
the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien and security interest hereof shall be fully preserved, at the cost of Mortgagor, without expense to Mortgagee.

                  SECTION 1.07. In the event of the passage, after the date of this Mortgage, of any law of the State of Kansas deducting from the value of the Mortgaged Property for the purpose of taxing the amount of any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of operation of any such taxes so as to adversely affect the interest of Mortgagee, then and in such event, Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Mortgagor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Loan Agreement or the indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Loan Agreement, this Mortgage, or otherwise, Mortgagee may, at its option, upon thirty (30) days' written notice to Mortgagor, (i) declare the whole indebtedness secured by this Mortgage, with interest thereon, to be immediately due and payable, or (ii) pay that amount or portion of such taxes as renders the Loan Agreement or the indebtedness secured hereby unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful non-usurious portion or balance of said taxes.

                  SECTION 1.08. In addition to restrictions contained in the Loan Agreement, Mortgagor will not further encumber, sell, convey or transfer any interest in, or any part of, the Mortgaged Property, without the prior written consent of Mortgagee. Any such encumbrance, sale, conveyance or transfer made without Mortgagee's prior written consent shall be an Event of Default hereunder. At Mortgagee's option, Mortgagee's consent to a further encumbrance or transfer shall be subject to an increase in interest rate, modification of loan terms and/or the payment of a fee.

                  SECTION 1.09. Mortgagee shall have access to and the right to inspect the Premises and Chattels at all reasonable business hours, except in emergencies, Mortgagee shall have such access at any time.

                  SECTION 1.10. Mortgagor shall comply in all material respects, with all applicable restrictive covenants, zoning and subdivision ordinances and building codes, all health and environmental laws and regulations and all other applicable laws, rules, regulations, requirements, directions, orders and notices of violations issued by any governmental agency, body or officer relating to or affecting the Premises or the business or activity being conducted thereon whether by Mortgagor or by any occupant thereof.

                  SECTION 1.11. If Mortgagor shall fail to perform any of the covenants contained herein on its part to be performed, Mortgagee may, but shall not be required to, make advances to perform the same, or cause the same to be performed, on Mortgagor's behalf, and all sums so advanced shall bear interest, from and after the date advanced until repaid, at the lower of (i) the maximum rate permitted by law or (ii) the default rate set forth in the Loan Agreement, shall be a lien upon the Mortgaged Property and shall, at Mortgagee's option, be added to the indebtedness secured hereby. Mortgagor will repay on demand all sums so advanced on its behalf with interest at the rate herein set forth. This
Section 1.11 shall not be construed as preventing any default by Mortgagor in the observance of any covenant contained in this Mortgage from constituting an Event of Default hereunder.

                  SECTION 1.12. Mortgagor will not commit any waste at or with respect to the Mortgaged Property nor will Mortgagor do or fail to do anything which will in any way increase the risk of fire or other hazard to the Premises, Improvements or Chattels or to any part thereof. Mortgagor will, at all times, maintain the Improvements and Chattels in good order and condition (ordinary wear and tear excepted)and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. Improvements shall not be removed, demolished or materially altered, nor shall any Chattels be removed without the prior written consent of Mortgagee, provided, however, that if there shall not have occurred an Event of Default, Mortgagor may make appropriate replacements of Chattels, free of superior title, liens and claims, provided such replacements are immediately made and are of a value at least equal to the value of the Chattels removed.

                  SECTION 1.13. Mortgagor will immediately notify Mortgagee of the institution of any proceeding for the condemnation or taking by eminent domain of the Mortgaged Property, or any portion thereof. Mortgagee may participate in any such proceeding and Mortgagor from time to time will deliver to Mortgagee all instruments requested by it to permit such participation. In the event of such condemnation proceedings, or a conveyance in lieu of such taking, the award or compensation payable is hereby assigned to and shall be paid to Mortgagee. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid, but shall have no right to bind Mortgagor or to make settlement of its claim, except to the extent of the interest of Mortgagee. In any such condemnation proceedings Mortgagee may be represented by counsel selected by Mortgagee. The proceeds of any award or compensation so received after reimbursement of any expenses incurred by Mortgagee in connection with such proceedings, shall, at the option of Mortgagee, be applied, without premium, to the repayment of the Obligations (as defined in the Loan Agreement) in such order as Mortgagee may in its sole discretion elect (regardless of interest payable on the award by the condemning authority), or to the cost of restoration of the Improvement or Chattel so taken and other terms as shall be satisfactory to Mortgagee.

                  SECTION 1.14. (a) As part of the consideration for the Obligations evidenced by the Loan Documents (as defined in the Loan Agreement), Mortgagor hereby absolutely and unconditionally assigns and transfers to Mortgagee all the rents and revenues of the Mortgaged Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of or profits from all or any part of the Mortgaged Property, regardless of to whom the rents and revenues of the Mortgaged Property are payable. Mortgagor hereby authorizes Mortgagee or Mortgagee's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Mortgaged Property to pay such rents and revenues to Mortgagee or Mortgagee's agents; provided, however, that prior to written notice given by Mortgagee to Mortgagor of the occurrence of an Event of Default and Mortgagee's intent to exercise its rights to such rents and revenues (the "Default Notice"), Mortgagor shall collect and receive all rents and revenues of the Mortgaged Property and Mortgagor shall apply the rents and revenues so collected to the amounts then due and payable in connection with this Mortgage with the balance, so long as no unrescinded Default Notice has been delivered, to the account of Mortgagor, it being intended by Mortgagor and Mortgagee that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only.

                           (b)      Upon delivery of the Default Notice by
Mortgagee to Mortgagor, and without the necessity of Mortgagee entering upon and taking and maintaining full control of the Mortgaged Property in person, by agent or by a court-appointed receiver, Mortgagee shall immediately be entitled to receive all rents and revenues of the Mortgaged Property as specified in this
Section 1.14 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents then held by Mortgagor or thereafter delivered to Mortgagor shall, immediately upon delivery of the Default Notice, be held by Mortgagor as trustee for the benefit of Mortgagee only. Mortgagor agrees that commencing upon delivery of the Default Notice, each tenant of the Mortgaged Property shall make such rents payable to and shall pay such rents directly to Mortgagee or Mortgagee's agents on Mortgagee's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Mortgagor. Mortgagor shall execute any and all writings and letters reasonably required by Mortgagee, to be delivered to such tenants, to effectuate the intent of this
Section 1.14.

                           (c)      Mortgagor hereby represents, warrants and
covenants that Mortgagor has not executed any prior assignment of said rents, that Mortgagor has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Mortgagee from exercising its rights under this Section 1.14 or which would give rise to any right of set-off against, or reduction of, the rents payable under the leases, and that at the time of execution of this Mortgage there has been no anticipation or prepayment of any of the rents of the Mortgaged Property for more than one month prior to the due dates of such rents. Mortgagor covenants that Mortgagor will not hereafter collect or accept payment of any rents of the Mortgaged Property more than one month prior to the due dates of such rents. Mortgagor further covenants that Mortgagor will execute and deliver to Mortgagee such further assignments of rents and revenues of the Mortgaged Property as Mortgagee may from time to time request.

                           (d)      Upon an Event of Default, Mortgagee may, in
person, by agent or by a court-appointed receiver, regardless of the adequacy of Mortgagee's security, enter upon and take possession of and maintain full control of the Mortgaged Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Mortgaged Property, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management or maintenance of the Mortgaged Property; all on such terms as are deemed best to protect the security of this instrument. In the event Mortgagee elects to seek the appointment of a receiver for the Mortgaged Property upon an Event of Default, Mortgagor hereby expressly consents to the appointment of such receiver upon ex parte applications without notice. Mortgagee or the receiver shall be entitled to receive a reasonable fee for so managing the Mortgaged Property. Nothing contained herein nor any collection of rents, payments or other sums by Mortgagee, or by a receiver, shall be construed to make Mortgagee a "mortgagee-in-possession" of the Mortgaged Property so long as Mortgagee has not itself entered into actual possession of the Mortgaged Property.

                           (e)      All rents and revenues collected by
Mortgagee subsequent to delivery of the Default Notice by Mortgagee to Mortgagor shall be applied first to the reasonable costs, if any, of taking control of and managing the Mortgaged Property and collecting the rents, including, but not limited to, reasonable attorneys' fees, receiver's fees, premiums on insurance policies, taxes, assessments and other charges on the Mortgaged Property, and the costs of discharging any obligation or liability of Mortgagor as lessor or landlord of the Mortgaged Property and then to the sums secured by this Mortgage. Mortgagee or the receiver shall have access to the books and records used in the operation and maintenance of the Mortgaged Property and shall be liable to account to Mortgagor only for those rents and revenues actually received. Mortgagee shall not be liable to Mortgagor, anyone claiming under or through Mortgagor or anyone having an interest in the Mortgaged Property by reason of anything done or left undone by Mortgagee under this Section 1.14.

                           (f)      If the rents of the Mortgaged Property are
not sufficient to meet the costs, if any, of taking control of and managing the Mortgaged Property and collecting the rents, any funds expended by Mortgagee for such purposes shall become Obligations of Mortgagor to Mortgagee secured by this Mortgage. Unless Mortgagee and Mortgagor agree in writing to other terms of payment, such amounts shall be payable upon notice from Mortgagee to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement until paid, at the Default Rate (as defined in the Loan Agreement) of interest.

                           (g)      Any entering upon and taking and maintaining
of control of the Mortgaged Property by Mortgagee or the receiver, and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Mortgagee under applicable law or provided herein. This assignment of rents of the Mortgaged Property shall terminate at such time as the Obligations secured by this instrument are paid in full.

                  SECTION 1.15. (a) Mortgagor will not (i) execute an assignment of the rents or any part thereof from the Mortgaged Property unless such assignment shall provide that it is subject and subordinate to the assignment contained in this Mortgage, and any additional or subsequent assignment executed pursuant hereto, or (ii) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Mortgaged Property or of any part thereof, now existing or hereafter to be made or (iii) modify any such lease or give consent to any assignment or subletting without Mortgagee's prior written consent, or (iv) accept prepayments of any installments of rent or additional rent to become due under such leases, except prepayments in the nature of security for the performance of the lessee's obligations thereunder, or (v) in any other manner impair the value of the Mortgaged Property or the security of Mortgagee for the payment of the indebtedness secured hereby, or (vii) enter into any lease prohibited under the provisions of the Loan Agreement.

                           (b)      Mortgagor will not execute any lease of all
or a substantial portion of the Mortgaged Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Mortgaged Property now or hereafter existing, on the part of the lessor thereunder to be kept and performed. If any such lease provides for the giving by the lessee of certificates with respect to the status of such leases, Mortgagor shall exercise its right to request such certificates within five (5) days of any demand therefor by Mortgagee.

                           (c)      Mortgagor shall furnish to Mortgagee, within
fifteen (15) days after a request by Mortgagee to do so, a written statement containing the names of all lessees for the Mortgaged Property, the terms of their respective leases, the spaces occupied, the rentals paid and any security therefor.

                           (d)      In addition to the assignment granted in
Section 1.14, Mortgagor shall, from time to time upon request of Mortgagee, specifically assign to Mortgagee as additional security hereunder, by an instrument in writing in such form as may be reasonably approved by Mortgagee, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. Mortgagor shall also execute and deliver to Mortgagee any notification, financing statement or other document reasonably required by Mortgagee to perfect the foregoing assignment or the assignment granted in Section 1.14 as to any such lease.

                  SECTION 1.16. Each lease of the Mortgaged Property or of any part thereof entered into after the date hereof shall provide that, in the event of the enforcement by Mortgagee of the remedies provided for by law or by this Mortgage, any person succeeding to the interest of Mortgagor as a result of such enforcement shall not be bound by any payment of rent or additional rent for more than one (1) month in advance, provided, however, that nothing herein set forth shall affect or impair the rights of Mortgagee to terminate any one or more of such leases in connection with the exercise of Mortgagee's remedies hereunder.

                  SECTION 1.17. Mortgagor shall not use Mortgagee's name or the name of any person, firm, corporation or other entity controlling, controlled by or under common control with Mortgagee in connection with any of Mortgagor's activities, except as such use may be required by applicable law or regulation of any governmental body.


                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

                  SECTION 2.01. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:

                           (a)      If Mortgagor shall default in the payment of
(i) any regular installment of interest and/or principal as and when the same shall have become due and payable under the terms of the Loan Agreement, or (ii) any other sums required to be paid by Mortgagor pursuant to the Loan Agreement or this Mortgage on the date that such payments are therein or herein required to be made; or

                           (b)      If Mortgagor shall breach, or be in default
of, any of the covenants or provisions contained in this Mortgage or of any chattel mortgage, other mortgages, security agreement or other document issued thereunder or in connection therewith or herewith and such breach or default is not cured within the applicable cure periods; or

                           (c) If there shall be an "Event of Default" under the
Loan  Agreement.

                  Upon the occurrence and during the continuance of an Event of Default, and in every such case:

                  I. Mortgagee, at its option, may declare the entire unpaid balance of the indebtedness secured hereby to be immediately due and payable, and upon any such declaration the entire indebtedness secured hereby shall become and be immediately due and payable, anything in the Loan Agreement or in this Mortgage to the contrary notwithstanding;

                  II. Mortgagee personally, or by its agents or attorneys may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the party owning the possessory interest in same, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Property for any lawful purpose and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee, at the expense of Mortgagor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of any Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable; may insure or reinsure the same as provided in the Loan Agreement and likewise, from time to time, at the expense of Mortgagor, Mortgagee may make all necessary or proper repairs, renewals, replacements, restorations, alterations, additions, betterments and improvements to the Mortgaged Property or any part thereof and thereon as it may deem advisable; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Property, possessed as aforesaid, and to carry on the business thereof and exercise all rights and powers of the party owning such property with respect thereto either in the name of such party or otherwise as it shall deem best; and Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions, betterments and improvements and all payments which may be made for taxes, assessments, insurance, in payment of any prior mortgage and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation of Mortgagee for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Mortgagee shall apply the moneys arising as aforesaid, first to the payment of any sums, other than interest and principal on the Loan Agreement required to be paid by Mortgagor under this Mortgage, second, to the payment of interest on the Loan Agreement, third, to the payment of the principal of the Loan Agreement when and as the same shall become payable (whether by acceleration or otherwise) and finally, an amount equal to the early termination fee due and payable under Section 4.2 of the Loan Agreement.

            III. Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

                           (1)      sell the Mortgaged Property to the extent
permitted and pursuant to the procedures provided by law, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as a single parcel or as more than one parcel, at such time and place, upon such terms, and in such order and after such notice thereof as may be required or permitted by law; or

                           (2)      institute proceedings for the complete or
partial foreclosure of this Mortgage; or

                           (3)      take such steps to protect and enforce its
rights or enforce its remedies, whether by action, suit or proceeding at law or in equity, whether for damages or for the specific performance of any covenant, condition or agreement in the Loan Agreement or in this Mortgage, or in aid of the execution of any power herein granted or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

                  IV. On and after the occurrence of an Event of Default, Mortgagor shall pay all rents, issues and profits thereafter received by Mortgagor from the Mortgaged Property to Mortgagee and to the extent not paid shall hold such amounts as trust funds for the benefit of Mortgagee and such rents, issues and profits shall be deemed "cash collateral" of Mortgagee under 11 U.S.C., as amended.

                  SECTION 2.02. (a) Mortgagee may adjourn from time to time, as permitted by law, any sale to be made by it under or by virtue of this Mortgage by announcement at any time and place appointed for such sale or for such adjourned sale or sales; and Mortgagee, without further notice or publication, except as otherwise provided by any applicable provision of law, may make such sale at the time and place to which the same shall be so adjourned.

                  (b) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Mortgage, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed and such other instrument, or instruments, as may be necessary to convey, assign and transfer all estate, right, title and interest in and to the Mortgaged Property and rights sold, but without any covenant or warranty, express or implied, and without any representation, express or implied, as to the existence, or lack thereof, of Hazardous Substances on the Mortgaged Property. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor if so requested by Mortgagee shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. The receipt of Mortgagee of the Loan Documents, or of the court officer conducting any such sale, for the purchase money paid at any such sale shall be a sufficient discharge therefor to any purchaser of the Mortgaged Property, or any part thereof, sold as aforesaid; and no such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such a receipt, shall be bound to see to the application of such purchase money upon or for the purpose of this Mortgage or the Loan Agreement, or shall be answerable in any manner whatsoever for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale. Any such sale or sales made under or by virtue of this Mortgage (whether made under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the Mortgaged Property so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

                  (c) The purchase money proceeds or avails of any sale made under or by virtue of this Mortgage, together with any other sums which then may be held by Mortgagee under this Mortgage, shall be applied as follows:

                           First: To the payment of the reasonable costs and expenses of such sale, and costs of title evidence and reasonable compensation to Mortgagee, its agents, attorneys and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage (including, without limitation, attorney's fees and costs incurred in connection with the enforcement of this Mortgage, including, but not limited to, such fees and costs incurred pursuant to 11 U.S.C.), together with interest at the default rate set forth in the Loan Agreement, on all advances made by Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

                           Second: To the payment of interest on the Loan Agreement, including interest at the default rate set forth in the Loan Agreement from and after the happening of any Event of Default until the same is paid.

                           Third: To the payment of the principal and interest on the Loan Agreement then remaining unpaid together with an amount which would have been equal to the early termination fee which would have been paid by Mortgagor to Mortgagee pursuant to Section 4.2 of the Loan Agreement.

                           Fourth: To the payment to Mortgagee in an amount sufficient, as determined in the sole and absolute discretion of Mortgagee, acting in good faith, to satisfy actual or contingent sums owing pursuant to the Loan Agreement ("Impound Sum"), and, if not actually incurred, to be held by Mortgagee (not in trust, without the accrual of interest thereon and without the obligation to segregate such funds) for a period of seven (7) years from the date of foreclosure, thereafter to be returned to the person or persons legally entitled thereto, upon satisfactory proof of such right.

                           Fifth: LASTLY, the balance or surplus, if any, of such proceeds of sale to the person or persons legally entitled thereto, upon satisfactory proof of such right.

                  (d) In the event of a sale of the Mortgaged Property, or any part thereof, and the execution of a deed or deeds therefor, the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof and of the fact that said sale was regularly and validly made in accordance with all requirements of the laws of the State of Kansas and of this

Mortgage; and any such deed or deeds, with such recitals therein, shall be effectual and conclusive against Mortgagor and all other persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money according to the trusts aforesaid.

                  (e) Upon any sale made under or by virtue of this Mortgage, whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness secured hereby, the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. Mortgagee, upon so acquiring the Mortgaged Property, or any part thereof, shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

                  (f) In the event of any sale made under or by virtue of this Mortgage (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the indebtedness secured hereby if not previously due and payable, and all other sums required to be paid by Mortgagor pursuant to this Mortgage, immediately thereupon shall, anything in the Loan Agreement or in this Mortgage to the contrary notwithstanding, become due and payable.

                  SECTION 2.03. (a) Upon the occurrence and during the continuance of an Event of Default then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee the entire indebtedness secured hereby, and after the happening of said Event of Default will also pay to Mortgagee interest at the default rate set forth in the Loan Agreement, and also pay all other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection incurred by Mortgagee hereunder including reasonable compensation to Mortgagee, its agents, attorneys and counsel (including, but not limited to, fees and costs pursuant to 11 U.S.C.). In the event Mortgagor shall fail forthwith to pay such amounts upon such demand, Mortgagee, in its own name, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the amounts so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Property, in the manner provided by law, the moneys adjudged or decreed to be payable.

                  (b) Mortgagee shall, if permitted by law, be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the foreclosure of the lien and provisions of this Mortgage. The right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof. In the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale to the payment of the indebtedness secured hereby, Mortgagee shall be entitled to enforce payment of, and to receive the entire indebtedness secured hereby and to enforce payment of all charges, payments and costs due under this Mortgage, and shall be entitled to recover judgment for any sums due under the Loan Agreement or this Mortgage remaining unpaid, with interest at the default rate set forth in the Loan Agreement. In case there shall be pending proceedings for the bankruptcy or liquidation of assets or for the reorganization of Mortgagor under the Federal bankruptcy laws or any other applicable law, or in case a receiver or mortgagee shall have been appointed for the property of Mortgagor or in case of any other similar judicial proceedings relative to Mortgagor, or to the creditors or property of Mortgagor, Mortgagee shall be entitled and empowered to prove against Mortgagor the whole amount of the indebtedness secured hereby to the full amount thereof, and all other payments, charges and costs due under this Mortgage, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no event shall Mortgagee receive from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor an amount greater than the entire amount secured hereby and such other payments, charges and costs.

                  (c) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights powers and remedies of Mortgagee shall continue unimpaired as before.

                  (d) Any moneys thus collected by Mortgagee under this Section
2.03 shall be applied by Mortgagee in accordance with the provisions of subsection 2.02(c).

                  SECTION 2.04. After the occurrence of any Event of Default by Mortgagor under this Mortgage and immediately upon the commencement of any action, suit or other legal proceeding by Mortgagee to obtain judgment for the indebtedness secured hereby and other sums required to be paid by Mortgagor pursuant to any provisions of this Mortgage, or of any other nature in aid of the enforcement of the Loan Agreement or this Mortgage, Mortgagor waives trial by jury and will enter its voluntary appearance in such action, suit or proceeding. Further, Mortgagor hereby consents to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof. After the occurrence of any Event of Default or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee hereunder, Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the indebtedness secured hereby, forthwith either before or after declaring the entire indebtedness secured hereby to be due and payable:

                           (i)      To the appointment of such a receiver or
receivers. Such receiver, or Mortgagee or its employees, may enter upon, possess, manage, operate, dispose of, and contract to dispose of the Mortgaged Property or any part thereof; take custody of all accounts; negotiate with governmental authorities with respect to the Mortgaged Property's environmental compliance and remedial measures; take any action necessary to enforce compliance with any Act, including but not limited to spending rents to abate the problem; make, terminate, enforce or modify leases of the Mortgaged Property upon such terms and conditions as Mortgagee deems proper; contract for goods and services, hire agents, employees, and counsel, make repairs, alterations, and improvements to the Mortgaged Property necessary, in Mortgagee's judgment, to protect or enhance the security hereof; incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or take any and all other actions which may be necessary or desirable to comply with Mortgagor's obligations hereunder and under the Loan Agreement. All sums realized by Mortgagee under this subparagraph, less all costs and expenses incurred by it under this subparagraph, including attorneys' fees, and less such sums as Mortgagee deems appropriate as a reserve to meet future expenses under the subparagraph, shall be applied on any indebtedness secured hereby in such order as Mortgagee shall determine. Neither application of said sums to said indebtedness, nor any other action taken by Mortgagee under this subparagraph shall cure or waive any Event of Default or notice of default hereunder, or nullify the effect of any such notice of default. Mortgagee, or any employee or agent of Mortgagee, or a receiver may take any action or proceeding hereunder without regard to (a) the adequacy of the security for the indebtedness secured hereunder, (b) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (c) the filing or serving of a notice of default.

                      (ii) With or without notice, and without releasing Mortgagor from any obligation hereunder, to cure any default of Mortgagor and, in connection therewith, Mortgagee or its agents, acting by themselves or through a receiver, may enter upon the Mortgaged Property or any part thereof and perform such acts and things as Mortgagee deems necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights: (a) to obtain a court order to enforce
Mortgagee's right to enter and inspect the Mortgaged Property to which the decision of Mortgagee as to whether there exists a release or threatened release of a Hazardous Substances onto the Mortgaged Property shall be deemed reasonable and conclusive as between the parties hereto; and (b) to have a receiver appointed to enforce Mortgagee's right to enter and inspect the Mortgaged Property for Hazardous Substances. All costs and expenses incurred by Mortgagee with respect to the audits, tests, inspections, and examinations which Mortgagee or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Mortgagor. All costs and expenses incurred by Mortgagee pursuant to this subparagraph (including without limitation court costs, consultant fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the default rate set forth in the Loan Agreement from the date they are incurred until said sums have been paid.

                     (iii) To seek a judgment that Mortgagor has breached its
covenants, representations and/or warranties with respect to the environmental matters set forth in the Loan Agreement by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract, whether commenced prior to or after foreclosure of the Mortgaged Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Mortgagee (collectively, the "Environmental Costs") incurred or advanced by Mortgagee relating to the Remediation or other response action required by any Act or to which Mortgagee believes necessary to protect the Mortgaged Property, it being conclusively presumed between Mortgagee and Mortgagor that all such Environmental Costs incurred or advanced by Mortgagee relating to the Remediation, or other response action of or to the Mortgaged Property were made by Mortgagee in good faith. All Environmental Costs incurred by Mortgagee under this subparagraph (including without limitation court costs, consultant fees and attorneys' fees, including, without limitation, fees incurred pursuant to 11 U.S.C., whether incurred in litigation or not and whether before or after judgment) shall bear interest at the default rate set forth in the Loan Agreement from the date of expenditure until said sums have been paid. Mortgagee shall be entitled to bid, at the sale of the Mortgaged Property, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

                                Mortgagor  acknowledges  and agrees that
notwithstanding any term or provision contained herein or in the Loan Documents, the Environmental Costs shall be exceptions to any nonrecourse or exculpatory provision contained herein or in the Loan Documents, and Mortgagor shall be fully and personally liable for the Environmental Costs hereunder, and such liability shall not be limited to the original principal amount of the obligations secured by this Mortgage, and Mortgagor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Mortgaged Property or this Mortgage. For the purposes of any action brought under this subparagraph, Mortgagor hereby waives the defense of laches and any applicable statute of limitations.

                     (iv) To waive its lien against the Mortgaged Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired and to exercise any and all rights and remedies of an unsecured creditor against Mortgagor and all of Mortgagor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order. As between Mortgagee and Mortgagor, Mortgagor shall have the burden of proving that Mortgagor or any related party (or any affiliate or agent of Mortgagor or any related party) was not in any way negligent in permitting the release or threatened release of the Hazardous Substances. Mortgagor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Loan Documents, all judgments and awards entered against Mortgagor shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents or contained herein, and Mortgagor shall be fully and personally liable for all judgments and awards entered against Mortgagor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Mortgage and Mortgagor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Mortgaged Property or this Mortgage. For the purposes of any action brought under this subparagraph, Mortgagor hereby waives the defense of laches and any applicable statute of limitations.

                           (v)      Nothing contained herein shall be construed
to limit any and all rights that Mortgagee has at law or pursuant hereto.

                  SECTION 2.05. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power occurring upon the Event of Default shall impair any such right or power or shall be construed to be a waiver thereof or an acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. Nothing in this Mortgage or in the Loan Agreement shall affect the obligation of Mortgagor to pay the principal of, interest on, early termination fee and all sums due under the Loan Agreement in the manner and at the time and place therein respectively expressed.

                  SECTION 2.06. To the extent permitted by law, Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for Homestead, Exemption and Stays Laws of the State of Kansas, or for the marshalling of the Mortgaged Property or on the valuation or appraisal of the Mortgaged Property, or any part thereof, prior or subsequent to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such final sale or sales, claim or exercise any right under any statute or otherwise, to redeem the property so sold or any part thereof; and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor hereby waives the right to require any sale to be made in parcels, or the right to select parcels to be so sold, and there shall be no requirement for marshalling of assets. Mortgagor hereby further waives any rights it may have under applicable law relating to the prohibition of the obtaining of or limitations on a deficiency judgment by Mortgagee against Mortgagor.

                  SECTION 2.07. During the continuance of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Premises, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Mortgaged Property for such period and upon default of any such payment, will vacate and surrender possession of the Premises to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery or possession of Premises for non-payment of rent, however designated.

                  SECTION 2.08. Without affecting the personal liability of any person, firm, corporation, or other entity, including Mortgagor (other than any person released pursuant hereto), for the payment of the indebtedness secured hereby, and without affecting the lien of this Mortgage for the full amount of the indebtedness remaining unpaid upon any property not reconveyed pursuant hereto, Mortgagee is authorized and empowered as follows: Mortgagee may, at any time and from time to time, either before or after the expiration of the Loan Agreement and without notice: (a) release any person liable for the payment of any of the indebtedness, (b) make any agreement extending the time or otherwise altering the terms of payment of any of the indebtedness, (c) accept additional security therefor of any kind, (d) release any property, real or personal, securing the indebtedness. Mortgagee may, without liability therefor and without notice, at any time and from time to time so long as the lien or charge hereof shall subsist: (a) consent to the making of any map or plat of the Land, (b) join in granting any easement thereon or in creating any covenants restricting use or occupancy thereof, (c) reconvey, without warranty, any part of the Mortgaged Property, (d) join in any extension agreement or in any agreement subordinating the lien or charge hereof.

                  SECTION 2.09. This Mortgage constitutes a Security Agreement under the laws of the State of Kansas so that Mortgagee shall have and may endorse a security interest in any or all of the Mortgaged Property which may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (collectively, "Personal Property") and Mortgagor agrees to execute, as debtor, such financing statement or statements as Mortgagee may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to such laws. This Mortgage further constitutes a fixture filing under Sections 9-313 and 9-402(6) of the Kansas Uniform Commercial Code as adopted by the State of Kansas, as amended or recodified from time to time; provided, however that the execution and/or filing hereof does not imply that the items of Personal Property included in the Mortgaged Property are or are to become fixtures. The filing hereof as a fixture filing is intended to protect the parties from unwarranted assertions by third parties.

                  Notwithstanding any release of any or all of the property included in the Premises which is deemed "real property", any proceedings to foreclose this Mortgage, or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by Loan Agreement.

                  SECTION 2.10. During the continuance of any Event of Default, Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") as enacted by the State of Kansas and any successor statute, and specifically the right to direct notice and collections of any obligation owing to Mortgagor by any lessee. In addition to its rights to foreclose this Mortgage, Mortgagee shall have the right to sell the Personal Property or any part thereof, or any further, or additional, or substituted Personal Property, at one or more times, and from time to time, at public sale or sales or at private sale or sales, on such terms as to cash or credit, or partly for cash and partly on credit, as Mortgagee may deem proper. Mortgagee shall have the right to become the purchaser at any such public sale or sales, free and clear of any and all claims, rights of equity of redemption in Mortgagor, all of which are hereby waived and released. Mortgagor shall not be credited with the amount of any part of such purchase price, unless, until and only to the extent that such payment is actually received in cash. Notice of public sale, if given, shall be sufficiently given, for all purposes, if published not less than seven days prior to any sale, in any newspaper of general circulation distributed in the city in which the property to be sold is located or as otherwise required by the Code. The net proceeds of any sale of the Personal Property which may remain after the deduction of all costs, fees and expenses incurred in connection therewith, including, but not limited to, all advertising expenses, broker's or brokerage commissions, documentary stamps, recording fees, foreclosure costs, stamp taxes and counsel fees, shall be credited by Mortgagee against the liabilities, obligations and indebtedness of Mortgagor to Mortgagee, including the Impound Sum, secured by this Mortgage and evidenced by the Loan Agreement. Any portion of the Personal Property which may remain unsold after the full payment, satisfaction and discharge of all of the liabilities, obligations and indebtedness of Mortgagor to Mortgagee shall be returned to the respective parties which delivered the same to Mortgagee. If at any time Mortgagor or any other party shall become entitled to the return of any of the Personal Property hereunder, any transfer or assignment thereof by Mortgagee shall be, and shall recite that the same is, made wholly without representation or warranty whatsoever by, or recourse whatsoever against Mortgagee.

                  SECTION 2.11. All rights, remedies and powers provided by Sections 2.01-2.10 hereof may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the jurisdiction in which the Premises are located, and all such provisions are intended to be subject to all applicable provisions of law which may be controlling in such jurisdiction and to be limited to the extent necessary so that they will not render this Mortgage invalid, illegal or unenforceable under the provisions of any applicable law.


                                   ARTICLE III

                                  MISCELLANEOUS

                  SECTION 3.01. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  SECTION 3.02. All notices or demands by any party relating to this Mortgage or any other agreement entered into in connection herewith shall be in the form set forth in the Loan Agreement.

                  The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 3.02 other than notices by Mortgagee in connection with the Code, shall be deemed received on the earlier of the date of actual receipt or three (3) calendar days after the deposit thereof in the mail. Mortgagor acknowledges and agrees that notices sent by Mortgagee in connection with the Code shall be deemed sent when deposited in the mail or transmitted by telefacsimile or other similar method permitted by law.

                  SECTION 3.03. Whenever in this Mortgage the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

                  SECTION 3.04. All of the grants, covenants, terms, obligations, provisions and conditions herein contained shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Mortgagor and Mortgagee.

                  SECTION 3.05. This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Mortgage.

                  SECTION 3.06. It shall be lawful for Mortgagee, at its election, upon the occurrence and during the continuance of an Event of Default, to sue out forthwith a complaint in foreclosure upon this Mortgage and to proceed thereon to judgment and execution for the recovery of all sums payable by Mortgagor pursuant to the terms of this Mortgage without further stay, any law, usage or custom to the contrary notwithstanding.

                  SECTION 3.07. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of any of its property, or of the Mortgaged Property, or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

                  SECTION 3.08.  Intentionally deleted.

                  SECTION 3.09. Mortgagor hereby waives and relinquishes unto, and in favor of Mortgagee, all benefit under all laws, now in effect or hereafter passed, to relieve Mortgagor in any manner from the obligations assumed and the obligation for which this Mortgage is security or to reduce the amount of the said obligation to any greater extent than the amount actually paid for the Mortgaged Property, in any judicial proceedings upon the said obligation, or upon this Mortgage.

                  SECTION 3.10. Neither Mortgagor nor any other person now or hereafter obligated for payment for all or any part of the indebtedness secured hereby shall be relieved of such obligation by reason of the failure of

Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions hereof or under the Loan Agreement or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured hereby, or by reason of any agreement of stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms hereof without first having obtained the consent of Mortgagor or such other person; and in the latter event Mortgagor and all other such persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee.

                  SECTION 3.11. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to this Mortgage, including (but not limited to) any certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Mortgagee.

                  SECTION 3.12. No offset or claim which Mortgagor now or may in the future have against Mortgagee shall relieve Mortgagor from paying installments or performing any other obligation herein or secured hereby.

                  SECTION 3.13. Mortgagor waives all rights and defenses that Mortgagor may have under any laws of suretyship.

                  SECTION 3.14. Mortgagor agrees to pay to Mortgagee or to the authorized loan servicing representative of Mortgagee a charge not to exceed Fifty dollars ($50.00), or the maximum permitted by law, for any statement regarding the obligations secured by this Mortgage requested by Mortgagor or on its behalf.

                  SECTION 3.15. EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 2.09 AND 2.10 HEREOF, THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS GRANTED BY THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF KANSAS AND IN ALL OTHER RESPECTS THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 3.16. Time is of the essence of all Mortgagor's obligations hereunder.

                  SECTION 3.17. It is the intention of Mortgagor and Mortgagee to conform strictly to state and federal usury laws applicable to the payment of the Obligations and permitting the highest rate of interest. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this instrument or in any of the instruments representing part or all of the Obligations or otherwise relating hereto, the aggregate of all interest and any other charges constituting interest under applicable law contracted for, chargeable or receivable under the Loan Documents or otherwise in connection herewith, shall under no circumstances exceed the maximum amount of interest permitted by law. If any excess of interest in such respect is provided for in this instrument or in any of the installments representing part or all of the Obligations or otherwise relating hereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Mortgagor nor Mortgagor's heirs, legal representatives, successors or assigns or any other party liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum permitted by law, (c) any excess shall be deemed a mistake and cancelled automatically and if theretofore paid, shall, at the option of the holder of the Obligations be refunded to Mortgagor or credited on the principal amount of the Obligations, and (d) the effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under such laws as now or hereafter exist as the same may now or hereafter be construed by courts of appropriate jurisdiction.

                  IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed as of the day and year first above written.


                                   "MORTGAGOR"

                                   EFTC CORPORATION,
                                   a Colorado corporation


                                   By /s/_________________

                                   Name:__________________

                                   Title:_________________

STATE OF _____________     )
                               )        ss.
COUNTY OF ____________     )


                  On _______________, before me, ____________________ personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.


                                        _________________________

                                    EXHIBIT A


TRACT 1:

Lot 7, in Block "A", Northeast Ottawa Industrial Park, in the City of Ottawa, Franklin County, Kansas, according to the recorded plat, thereof.

TRACT 2:

Lot 1, Block "B", Northeast Ottawa Industrial Park, an addition to the City of Ottawa, Franklin County, Kansas, according to the recorded plat thereof.